Exhibit 99.1

xG® and xMax® are registered trademarks of xG Technology, Inc. Copyright 2016, All Rights Reserved. www.xgtechnology.com Next - Generation Wireless Communications Solutions

2 xG® and xMax® are registered trademarks of xG Technology, Inc. Copyright 2016, All Rights Reserved. www.xgtechnology.com About xG Technology • 10+ years experience developing next - generation wireless communications. • Market - leading technologies that make wireless networks more intelligent, reliable, accessible and affordable. • NASDAQ - listed. • 91 employees (44 engineers). • Broad IP portfolio: 61 US patent matters (58 issued); 93 international (57 issued) covering key wireless areas such as: – Wireless VoIP – Self - Organizing Networks – Interference Mitigation and avoidance – Digital Broadcasting over Microwave Links

3 xG® and xMax® are registered trademarks of xG Technology, Inc. Copyright 2016, All Rights Reserved. www.xgtechnology.com xG Technology Brands Private, on - demand mobile broadband solutions designed to ensure critical communications capabilities in challenging wireless environments. Leader in high - performance video transmission technology and design and manufacture of advanced digital microwave solutions.

xMax: What's Different

xMax®

- Cognitive radio-based private fixed and mobile wireless broadband system.
- Enables delivery of secure, reliable broadband data, video and voice communications.
- Is spectrum agnostic, meaning that it can be tuned to operate in any spectrum band.
- Increases spectrum capacity; unlocks shared spectrum.
- Flexible and scalable system easily adaptable to numerous rapid deployment scenarios.
- Highly interoperable: embraces and extends existing technologies (LTE, GSM, CDMA, P25).
- Public Safety Band 14 support provides solution that will be forward-compatible with FirstNet when it fields.
- End-to-end IP system: supports any commercially available smartphone, laptop, tablet, video camera, or unmanned sensor.

xG® TECHNOLOGY, INC.
xG® and xMax® are registered trademarks of xG Technology, Inc. Copyright 2016, All Rights Reserved.
www.xgtechnology.com

4

5 xG® and xMax® are registered trademarks of xG Technology, Inc. Copyright 2016, All Rights Reserved. www.xgtechnology.com Key Value Propositions: Wireless Industry • Wireless industry challenge #1: constricted availability of wireless spectrum needed to deliver communications services. Wireless demand expected to far exceed capacity in three years. xMax Solution: xG’s cognitive radio technology allows wireless devices to automatically identify and utilize available frequencies to ensure optimal communications. Image sources: FCC, Cisco, Ericsson * FCC forecasts Image source: Cisco VNI Mobile 2015

6 xG® and xMax® are registered trademarks of xG Technology, Inc. Copyright 2016, All Rights Reserved. www.xgtechnology.com Key Value Propositions: Wireless Industry • Wireless industry challenge #2: growing levels of interference that increasingly threaten the integrity of communications transmissions. • xMax Solution: xG’s patented suite of interference mitigation technologies delivers resistance to jamming and hacking heretofore unavailable. – Substantially and significantly differentiates xMax from existing wireless protocols. The xMax system successfully withstood deliberately - generated barrage - type interfering signals that were applied at increasing power levels. (Demonstrations conducted at Lackland Air Force Base, San Antonio, TX, and US Department of Defense China Lake, CA (VIGILANT HAMMER) electronic warfare event , 2015)

7 xG® and xMax® are registered trademarks of xG Technology, Inc. Copyright 2016, All Rights Reserved. www.xgtechnology.com • Public Safety/Emergency Management: – xMax delivers a FirstNet - Ready, Band 14 compatible wireless broadband solution for first responders that is exceptionally reliable and highly interoperable, even during crisis situations. Helicopter - mounted camera system adds video transmission solution to enhance security and surveillance operations. • DoD/Military: – xMax leverages active interference mitigation technologies to deliver vital communications across all phases of military operations. • Rural Telecom: – xMax enables rural telco firms to provide mandated broadband services, and opens revenue opportunities in servicing untapped local markets. Key Value Propositions: Target Verticals

8 xG® and xMax® are registered trademarks of xG Technology, Inc. Copyright 2016, All Rights Reserved. www.xgtechnology.com • Critical Infrastructure: – xMax delivers a highly secure private mobile and fixed broadband solution that can serve as a primary or backup communications system for utilities, port facilities and other critical installations. • Telemedicine: – xMax facilitates immediate and reliable transmission of critical health information, multimedia medical applications, and lifesaving services to remote and rural locations. • Municipal Governments: – xMax can blanket towns and counties with secure and reliable communications that cost - effectively enable automation of municipal and social services. – Increases government revenue opportunities and reduces expenses. • Content providers: – xMax provides a private network content delivery pipe for companies (Google, Amazon and Yahoo as an alternative to conventional carrier networks). Key Value Propositions: Target Verticals

9 xG® and xMax® are registered trademarks of xG Technology, Inc. Copyright 2016, All Rights Reserved. www.xgtechnology.com Size/Weight/Power/Performance • Compact Access Point (AP) design optimizes size, weight and power without compromising performance • Lightweight Power over Ethernet (PoE) replaces heavy copper cabling (LMR) • Eliminates requirement for air conditioning • Expands mounting options, including buildings and lower cost structures Base station = 300 lbs + Cabling & antenna = 100lbs <20lbs Total Package 1 st Generation xMax 2nd Generation xMax CN1100 Access Point SWaP or Panel Whip +

Broad Market Opportunity

XMax®


Cumulative Addressable Market = $42.4B
Incumbent Carriers - $13B
Cable - $3B
LTE - $2B
Critical Infrastructure - $6B
Security - $5B
Telemedicine - $1.2B
Rural Telcos - $1.2B
DoD/Public Safety/DHS - $11B
Time to Market Penetration

= markets from which xG has received orders

Sources: nationalpriorities.org, ntca.org, energy.gov, uscensus.gov, fema.gov, dhs.gov, shieldsecurity.net, infonetics.com, visiongain.com
Key: Size of market and dollar value of respective markets

xG TECHNOLOGY, INC.
xG® and xMax® are registered trademarks of xG Technology, Inc. Copyright 2016, All Rights Reserved.
www.xgtechnology.com

10

11 xG® and xMax® are registered trademarks of xG Technology, Inc. Copyright 2016, All Rights Reserved. www.xgtechnology.com Finalized $3MM purchase of Integrated Microwave Technologies (IMT) 2/1/16. FINANCIAL HIGHLIGHTS – Transaction completed using debt financing from seller with 18 month payoff. – IMT Revenues: $7.2MM (2015) . FINANCIAL AND OPERATIONAL SYNERGIES – Expected cost savings of up to $2MM annually, due to efficiencies realizable from shared facilities, tools, processes, manufacturing. – IMT will fulfill xG assembly, board work, other product manufacturing functions (currently outsourced). – Product and solution cross - selling opportunities. – Complementary market, technology, product development focus. – Elimination of contractors from both operations. – Reduced rent and other expenses. Strategic Accretive Acquisition: IMT

12 xG® and xMax® are registered trademarks of xG Technology, Inc. Copyright 2016, All Rights Reserved. www.xgtechnology.com IMT BACKGROUND – Founded in 1990. – Leader in high - performance video transmission technology. – 20 years experience in design and manufacture of wireless digital video and analog products. IMT MARKETS AND PRODUCTS – Installed customer base in broadcast, sports and entertainment, and MAG (military/aerospace/government) markets. – Product line comprises three established brands: IMT , Nucomm and RF Central. – Range of products includes: – airborne down links – wireless camera systems – portable and tripod - mounted units – receivers and transmitters About IMT Mount Olive, NJ headquarters • 45,000 sq. ft. facility • Sales, Marketing • Equipment Manufacturing • System Design & Integration • Engineering/Product Development • Service

13 xG® and xMax® are registered trademarks of xG Technology, Inc. Copyright 2016, All Rights Reserved. www.xgtechnology.com IMT Applications by Market Sector

14 xG® and xMax® are registered trademarks of xG Technology, Inc. Copyright 2016, All Rights Reserved. www.xgtechnology.com IMT Clients: Broadcast

15 xG® and xMax® are registered trademarks of xG Technology, Inc. Copyright 2016, All Rights Reserved. www.xgtechnology.com IMT Clients: Sports and Entertainment

16 xG® and xMax® are registered trademarks of xG Technology, Inc. Copyright 2016, All Rights Reserved. www.xgtechnology.com IMT Clients: MAG

17 xG® and xMax® are registered trademarks of xG Technology, Inc. Copyright 2016, All Rights Reserved. www.xgtechnology.com xMax and IMT Solution Integration – xG will offer its clients broadband solutions incorporating the IMT Airborne Video System (AVS) , an aerial - based video transmission solution that delivers enhanced safety and security through real - time surveillance. – IMT clients in government, public safety and DoD markets have a need for the private, highly - resilient broadband communications capabilities that xMax delivers. – IMT can leverage xG’s patented interference mitigation technology for their transmitter design. – Potential for joint development of point - to - multipoint products for video allowing multiple cameras to share and receive information.

Key xG Milestones

- **Recent Orders:**
  - **US State Department** —Disaster Communications System for Mexican Mission 11/2015
  - **Asia/Pacific** —telemedicine wireless broadband system 11/2015
  - **US Special Operations Command (USSOCOM)** —tactical wireless broadband system 10/2015
  - **Costa Rica** —wireless broadband system 6/2015
- **Technology Validations:**
  - **US Army Transportation Command (TRANSCOM)** — xG demonstrated interference mitigation/ resistance to electronic jamming 1/2016
  - **US Strategic Command (USSTRATCOM)** — xG demonstrated interference mitigation/ resistance to electronic jamming 10/2015
  - **DoD Electronic Warfare Exercises, China Lake, CA (VIGILANT HAMMER)**— xG demonstrated interference mitigation capabilities for multiple agencies 3/2015
  - **BayRICS** Public Safety Pilot Project 2014-2015
  - **Clark County, NV** Public Safety Pilot Project 2015
- **Recognition:**
  - xG named a ***Top Technology Innovator*** by ABI Research 2015
  - xG received product award for ***Broadband Impact Product of the Year*** 2014

xG TECHNOLOGY, INC.
xG® and xMax® are registered trademarks of xG Technology, Inc. Copyright 2016, All Rights Reserved.
www.xgtechnology.com
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19 xG® and xMax® are registered trademarks of xG Technology, Inc. Copyright 2016, All Rights Reserved. www.xgtechnology.com Foreign patents 93 57 issued/ 36 pending US patents 61 58 issued/ 3 pending US PATENTS Area Issued Pending Cognitive Radio - Cognitive media access control layer 21 1 - Cognitive and Spectrum Sharing physical layer 25 0 Mobile VoIP 10 1 Digital Broadcasting 2 1 Total 58 3 Broad IP Portfolio • IP features advanced cognitive technologies such as spectrum sharing, interference mitigation, self - organizing networks, and digital broadcasting over microwave links • We are pursuing an active licensing strategy (similar to that of Qualcomm) for our key spectrum - optimizing technologies

Key Personnel/Board Members



George Schmitt
CEO/Chairman of the Board
- *40+ years wireless comms.*
- *Member, Wireless Hall of Fame*
- *Mannesmann, Omnipoint, AirTouch*



Tim Moynihan
VP of Sales
- *30+ years. wireless comms.*
- *Motorola, Symbol, Intermec, Norand*



Richard L. Mooers
Director
- *xG cofounder*
- *20+ years finance/merchant bkg.*



Kenneth Hoffman
Director
- *FPL Lead Counsel*
- *25+ years public utilities and telecom experience*



Gary Cuccio
Director
- *35+ years wireless/engineering/software exec. mgmt. experience*



Roger G. Branton
CFO
- *xG cofounder*
- *20+ yrs. finance/merchant bkg.*



John Payne
President, IMT Division
- *20+ years wireless video comms.*
- *Expert, broadcasting, pro sports and MAG market apps.*



John C. Coleman
Director
- *Col., USMC (ret)*
- *Expert, DoD & public safety wireless comms.*



James T. Conway
Director
- *General , USMC (Ret.)*
- *34th USMC Commandant*
- *Member, Joint Chiefs of Staff*



Ray Sidney
Director
- *2nd engineer hired at Google*
- *recognized expert in software security & data encryption*

xG® and xMax® are registered trademarks of xG Technology, Inc. Copyright 2016, All Rights Reserved.
www.xgtechnology.com

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Advisory Board



Brian Lasagna
Advisory Board Chairman
- *xG VP of Business Development*
- *20+ years wireless comms*
- *SES, JBL, EADS*



Michael Calabrese
- *Director, Wireless Future Project*
- *Member, Dept. of Commerce Spectrum Management Advisory Committee*



George Schmitt, Jr.
- *CEO/President, Cybergate Nevada*
- *Aerospace & transportation industry executive*



Randy Houdek
- *25+ years rural telco industry*
- *GM, Venture Communications, SD*



Louis Fiore
- *40+ years security industry exp.*
- *Central Station Alarm Assoc. executive*



Shirley Bloomfield
- *Rural telecom industry advocacy executive*
- *CEO, NTCA*

xG TECHNOLOGY, INC.
xG® and xMax® are registered trademarks of xG Technology, Inc. Copyright 2016, All Rights Reserved.
www.xgtechnology.com
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